                                    GENVEC

NUMBER                                                                  SHARES

                                  GENVEC, INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


COMMON STOCK                                                  SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS
                                                             CUSIP 37246C 10 9


THIS CERTIFIES THAT





is the registered owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE $0.001 PER SHARE EACH OF THE COMMON STOCK

                                 GENVEC, INC.

Transferable on the books of the Corporation in person or by attorney on surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


-----------------------------------------  -----------------------------------
Secretary, Treasurer and Chief Financial   President and Chief Executive
Officer                                    Officer

                                    [SEAL]





         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM         - as tenants in common                        UNIF GIFT MIN ACT - _________Custodian_________
         TEN ENT         - as tenants by the entireties                                      (Cust)           (Minor)
         JT TEN          - as joint tenants with right                                     under Uniform Gifts to Minors
                           of survivorship and not as                                      Act
                           tenants in common                                               ___________________________
                                                                                             (State)
                                                                       UNIF TRANS MIN ACT -_________Custodian_________
                                                                                             (Cust)             (Minor)
                                                                                           under Uniform Transfers to
                                                                                           Minors Act

                                                                                           ---------------------------
                                                                                                      (State)

              Additional abbreviations may also be used though not in the above list.


         For Value Received,                                                            , hereby sell, assign and transfer unto
                            ------------------------------------------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

--------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

------------------------------------------------------------------------------------------------------------------- Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                                                                          Attorney
-------------------------------------------------------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:
      ------------------------                                -------------------------------------------------------------------
                                                              NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                                                              NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                                              WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

           SIGNATURE(S) GUARANTEED:
                                    ---------------------------------------------------------------------------------------------
                                    THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
                                    SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
                                    GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO
EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR
OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH
PREFERENCES AND/OR RIGHTS, SUCH REQUEST MAY BE MADE TO THE CORPORATION OR TO ITS TRANSFER AGENT AND REGISTRAR.

KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF
INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.